Exhibit 10.2

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES IN THE UNITED STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE PROMISSORY NOTE

Note Series:	CN-2020

Date of Note:	December 10, 2020

Principal Amount of Note:	$

For value received Electric Last Mile, Inc., a Delaware corporation (the “Company”), promises to pay to the undersigned holder or such party’s assigns (the “Holder”) on the Maturity Date (as defined below), the principal amount set forth above with interest on the outstanding principal amount at the rate of 0.15% per annum. Interest shall accrue from the date hereof and shall continue on the outstanding principal amount until paid in full or converted. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. Unpaid interest shall be payable by capitalizing it and adding it to (and thereby increasing) the outstanding principal balance under this Note on each anniversary of the date of this Note (“PIK Interest”). If this Note remains outstanding as of June 10, 2022 (the “Maturity Date”), then all unpaid principal and unpaid accrued interest (including PIK Interest) on the Note shall be due and payable on the Maturity Date. Certain capitalized terms used in this Note shall have the meanings ascribed to them in Section 2(f) below.

1. Basic Terms.

(a) Series of Notes. This convertible promissory note (the “Note”) is issued as part of a series of notes designated by the Note Series above (collectively, the “Notes”) and issued in a series of multiple closings to certain persons and entities (collectively, the “Holders”) in an aggregate amount of up to $25.0 million principal amount of Notes. The Company shall maintain a ledger of all Holders.

(b) Payments. PIK Interest shall be paid by increasing the outstanding principal balance of this Note as set forth above. All payments shall be applied first to accrued interest, and thereafter to principal, and shall be made on a pro rata basis among all Holders.

(c) Prepayment. The Company may not prepay this Note prior to the Maturity Date without the consent of the Holders of a majority of the outstanding principal amount of the Notes (the “Majority Holders”); provided that any prepayment of this Note may only be made in connection with the prepayment of all Notes on a pro rata basis, based on the respective aggregate outstanding principal amount of each such Note.

2. Conversion.

(a) Mandatory Conversion upon Certain Business Combinations. In the event that the Company is involved in a business combination transaction (whether in a single transaction or series of related transactions) that results in common shares of the Company, its successor or a new parent company or other entity that owns or controls the Company (the “Surviving Entity Stock”) being listed on a national securities exchange (a “Qualified Business Combination”), then, upon the closing of the Qualified Business Combination, the outstanding principal amount of this Note and any unpaid accrued interest (including PIK Interest) shall automatically convert in whole without any further action by the Holder into Surviving Entity Stock at a conversion price equal to the product of (i) the Business Combination Conversion Price, multiplied by (ii) 0.90909; provided that in the event that a new parent company involved in such business combination transaction issues and sells shares of its equity securities (“ParentCo Equity Securities”) to investors (“Investors”) in a PIPE Transaction, the outstanding principal amount of this Note and any unpaid accrued interest (including PIK Interest) shall instead, upon such new parent company’s consent and entry into a joinder to this Note, convert in whole without any further action by the Holder into the same class and type of ParentCo Equity Securities at a conversion price equal to the product of (i) the Business Combination Conversion Price, multiplied by (ii) 0.90909. The Company shall obtain such new parent company’s consent and cause such new parent company to enter into such joinder, which such joinder shall provide for registration rights of the same form and manner as those provided to Investors in the applicable PIPE Transaction.

(b) Automatic Conversion upon Initial Public Offering. In the event the Company consummates, on or before the Maturity Date, an IPO, then, upon the closing of the IPO, the outstanding principal amount of this Note and any unpaid accrued interest (including PIK Interest) shall automatically convert in whole without any further action by the Holder into the same class and series of equity securities of the Company (“Equity Securities”) sold in the IPO at a conversion price equal to the product of (i) the initial public offering price per share of the Equity Securities sold in the IPO, multiplied by (ii) 0.90909.

(c) Notice of Conversion. In the event of any conversion pursuant to Section 2(a) or Section 2(b), the Company shall notify each Holder of the conversion at least 5 business days prior to the closing of the Qualified Business Combination or IPO, as applicable. Such notice shall specify the Equity Securities (or, in the case of a Qualified Business Combination, shares of Surviving Entity Stock or ParentCo Equity Securities, as applicable) into which this Note shall be converted, the principal amount of the Note to be converted, the amount of accrued interest (including PIK Interest) to be converted, and the date on which such conversion will occur.

(d) Procedure for Conversion. In connection with any conversion of this Note into capital stock, the Holder shall surrender this Note to the Company or its successor in the case of a Qualified Business Combination (or any designee of the Company or its successor, including a third party transfer agent) and deliver to the Company or its successor (or the designee of either of them) any documentation reasonably required by the Company or such successor or transfer agent. The Company or its successor shall not be required to issue or deliver the capital stock into which this Note may convert until the Holder has surrendered this Note to the Company or its successor or designee and delivered to the Company or its successor or designee any such documentation. Upon the conversion of this Note into capital stock pursuant to the terms hereof, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company or its successor shall pay the Holder cash equal to such fraction multiplied by the price at which this Note converts. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total amount of principal and interest the Holder is at the time converting into capital stock, including in connection with the conversion of any other Notes held by such Holder, and the aggregate number of shares of capital stock issuable upon such conversion.

(e) Interest Accrual. If a Qualified Business Combination or IPO is consummated, all interest on this Note shall be deemed to have stopped accruing as of a date selected by the Company that is up to 10 days prior to the closing of such Qualified Business Combination or IPO, as applicable.

(f) Certain Definitions. In addition to the terms defined above, the following terms used in this Section 2 shall be construed to have the meanings set forth or referenced below.

“Average Trading Price” means the volume weighted average trading price of a share of Surviving Entity Stock on The Nasdaq Capital Market (or if the shares of Surviving Entity Stock are not then traded on The Nasdaq Capital Market, the principal U.S. national securities exchange on which shares of Surviving Entity Stock are then traded) for the five consecutive trading days ending on the trading day immediately preceding the closing of the Qualified Business Combination.

“Business Combination Conversion Price” means, in the case of the closing of a PIPE Transaction immediately prior to or concurrently with the closing of the Qualified Business Combination, the PIPE Price; or, in the case of any Qualified Business Combination that does not involve a PIPE Transaction, the Average Trading Price.

“IPO” means the initial public offering of Equity Securities of the Company pursuant to a registration statement under the Securities Act; provided, however, that the term IPO shall specifically exclude a Qualified Business Combination (whether or not shares of Surviving Entity Stock are registered pursuant to a registration statement under the Securities Act).

“PIPE Price” means the cash price paid per share of ParentCo Equity Securities by the Investors in the PIPE Transaction.

“PIPE Transaction” means the sale and issuance of shares of ParentCo Equity Securities to certain subscribers therefor pursuant to certain subscription agreements between such parties providing for the issuance of such shares in connection with a proposed business combination involving the Company.

“Securities Act” means the United States Securities Act of 1933, as amended.

3. Representations and Warranties.

(a) Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder as of the date hereof as follows:

(i) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which the failure to so qualify or be in good standing would not have a material adverse effect on the Company or its business (a “Material Adverse Effect”).

(ii) Corporate Power. The Company has all requisite corporate power to issue this Note and to carry out and perform its obligations under this Note.

(iii) Authorization. All corporate action on the part of the Company, the Company’s Board of Directors (the “Board”) and the Company’s stockholders necessary for the issuance and delivery of this Note and the performance of all obligations of the Company hereunder has been taken (other than any corporate action required in connection with the authorization and issuance of any securities of the Company that may be issued upon conversion of this Note (the “Conversion Securities”)). This Note constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Conversion Securities, when issued in compliance with the provisions of this Note, will be validly issued, fully paid, nonassessable, free of any liens or encumbrances and issued in compliance with all applicable federal and state securities laws.

(iv) Governmental Consents. Assuming the accuracy of the representations and warranties of the Holder, all consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any governmental authority required on the part of the Company in connection with issuance of this Note have been made or obtained, except for filings pursuant to applicable securities laws.

(v) Capitalization. The authorized capital of the Company consists:

(1) As of the date hereof, of 200,000 shares of common stock, 100,000 of which are issued and outstanding as of the date hereof. All of the outstanding shares of common stock have been duly authorized and validly issued, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(2) Other than the Notes, there are no options, warrants, conversion rights, preemptive rights, rights of first refusal or similar rights to purchase or otherwise acquire from the Company any securities of the Company.

(vi) Compliance with Laws. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, the violation of which would have a Material Adverse Effect.

(vii) Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws, or, in any material respect, of any mortgage, indenture, material agreement, instrument, judgment, order, writ, decree or material contract to which it is a party or by which it is bound, or, to its knowledge, any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of and compliance with this Note, and the consummation of the transactions contemplated hereby, will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its businesses operations, properties or assets.

(viii) No “Bad Actor” Disqualification. The Company has exercised reasonable care to determine whether any Company Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Securities Act (“Disqualification Events”). To the Company’s knowledge, no Company Covered Person is subject to a Disqualification Event. The Company has complied, to the extent required, with any disclosure obligations under Rule 506(e) under the Securities Act. For purposes of this Note, “Company Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act; provided, however, that Company Covered Persons do not include (a) any Holder, or (b) any person or entity that is deemed to be an affiliated issuer of the Company solely as a result of the relationship between the Company and any Holder.

(ix) Offering. Assuming the accuracy of the representations and warranties of the Holder contained in Section 3(b) below, the offer, sale and issuance of this Note and the Conversion Securities (collectively, the “Securities”) are and will be exempt from the registration requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

(x) Use of Proceeds. The Company shall use the proceeds of this Note solely for the operation of its business, and not for any personal, family or household purpose.

(b) Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company as of the date hereof as follows:

(i) Purchase for Own Account. The Holder is acquiring the Securities solely for the Holder’s own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention. The Holder understands that the Securities have not been, and will not be when issued, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the representations as expressed herein.

(ii) Information and Sophistication. The Holder hereby represents that the Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risk of this investment.

(iii) Economic Risk; Ability to Bear Economic Risk. The Holder understands and acknowledges that the Company has no material assets or business operations and that, if it does not complete a Qualified Business Combination or an IPO, it will have insufficient assets to repay the amounts due under this Note on the Maturity Date or otherwise. The Holder understands and acknowledges that investment in the Securities involves a high degree of risk, and represents that the Holder is able, without materially impairing the Holder’s financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of the Holder’s investment.

(iv) Rule 144. The Holder acknowledges that the Securities may not be transferred unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement transaction subject to the satisfaction of certain conditions, which may include, among other things, the existence of a public market for the securities, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of securities being sold during any three-month period not exceeding specified limitations.

(v) No Public Market. The Holder understands that no public market now exists, and that a market may never exist, for any of the securities issued by the Company (including the Securities).

(vi) Access to Information. The Holder acknowledges receipt from the Company of, and has adequately reviewed, all of the information concerning the Company which the Holder considers to be material in making the investment decision regarding the Securities and the Company. The Holder has had full access to the books and records of the Company and to its officers, directors and other representatives for the purpose of obtaining and verifying such information. The Holder has had a full and fair opportunity to meet with officers, directors and other representatives of the Company and to ask questions and receive answers regarding the business of the Company and its financial condition, results, status, prospects, risk factors, contingencies and uncertainties and any other matters of concern to the Holder about the Company as the Holder believes necessary or appropriate to assist in an evaluation of the merits and risks of investing in the Securities. All material documents and information pertaining to the Company and an investment therein as may have been requested were made available to the Holder.

(vii) Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

(1) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(2) The Holder shall have notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act or any applicable state securities laws; provided that no such opinion shall be required for dispositions in compliance with Rule 144 under the Securities Act, except in unusual circumstances.

(3) Notwithstanding the provisions of paragraphs (1) and (2) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Holder to an Affiliate or a partner (or retired partner), member (or retired member) or equityholder of the Holder, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Holders hereunder. For purposes of this Note, “Affiliate” means, with respect to the Holder, any other entity or person who, directly or indirectly, controls, is controlled by, or is under common control with the Holder, including without limitation any general partner, managing member, officer, director or trustee of the Holder, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, the Holder.

(viii) Accredited Investor Status. The Holder is an “accredited investor” as such term is defined in Rule 501 under the Securities Act. All of the information provided by the Holder in the Suitability Questionnaire executed and delivered by the Holder in connection with the transactions contemplated by this Note is accurate and complete.

(ix) No “Bad Actor” Disqualification. The Holder represents and warrants that neither (A) the Holder nor (B) any entity that controls the Holder or is under the control of, or under common control with, the Holder, is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed in writing in reasonable detail to the Company. The Holder represents that the Holder has exercised reasonable care to determine the accuracy of the representation made by the Holder in this paragraph, and agrees to notify the Company if the Holder becomes aware of any fact that makes the representation given by the Holder hereunder inaccurate.

(x) Foreign Investors. If the Holder is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), the Holder hereby represents that he, she or it has satisfied itself as to the full observance of the laws of the Holder’s jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Note, including (A) the legal requirements within the Holder’s jurisdiction for the purchase of the Securities, (B) any foreign exchange restrictions applicable to such purchase, (C) any governmental or other consents that may need to be obtained, and (D) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Holder’s subscription, payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Holder’s jurisdiction.

(xi) Forward-Looking Statements. With respect to any forecasts, projections of results and other forward-looking statements and information provided to the Holder, the Holder acknowledges that such statements were prepared based upon assumptions deemed reasonable by the Company at the time of preparation. There is no assurance that such statements will prove accurate, and the Company has no obligation to update such statements.

(xii) Reliance on Information. Except as set forth in Section 3(a), no representations or warranties, written, oral or otherwise, have been made to the Holder, including, without limitation, any representations concerning the future prospects or business of the Company, by the Company or any agent, employee, representative or affiliate thereof or any other person whether or not associated with this transaction. In entering into this transaction, the Holder is not relying upon any information, other than the information received from the Company, and the results of the Holder’s own independent investigation. The Holder has obtained sufficient information and taken all steps necessary to evaluate the merits and risks of this investment and to make an informed investment decision.

(xiii) Authorization; Power. The Holder has all requisite legal and corporate or other power and authority to execute and deliver this Note and to carry out and perform its obligations under the terms of this Note and the transactions contemplated hereby.

(xiv) Broker’s and Finders’ Fees. The Holder has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Note or the transactions contemplated hereby.

(xv) No General Solicitation. The Holder became aware of this offering of the Notes solely by means of direct contact between the Holder and the Company, and the Notes were offered to the Holder solely by direct contact between the Holder and the Company. The Holder did not become aware of this offering of the Notes, nor were the Notes offered to the Holder, by any other means. The Holder acknowledges that the Notes (a) were not offered by any form of general solicitation or general advertising and (b) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

4. Events of Default.

(a) If there shall be any Event of Default (as defined below) hereunder, at the option and upon the declaration of the Majority Holders and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under subsection (ii) or (iii) below), this Note shall accelerate and all principal and unpaid accrued interest (including PIK Interest) shall become due and payable. The occurrence of any one or more of the following shall constitute an “Event of Default”:

(i) The Company fails to: (A) pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any unpaid accrued interest (including PIK Interest) or other amounts due under this Note on the date the same becomes due and payable; or (B) convert this Note on the applicable conversion date as required by Section 2 of this Note;

(ii) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing or liquidates, dissolves or otherwise winds up the Company; or

(iii) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee or assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company).

(b) In the event of any Event of Default hereunder, the Company shall pay all reasonable attorneys’ fees and court costs incurred by the Holder in enforcing and collecting this Note.

(c) The remedies set forth herein with respect to an Event of Default shall be in addition to (and not in lieu of) any other remedies of the Holder at law or in equity (including the right to seek and obtain specific performance of the Company’s obligation to convert this Note as required by Section 2) and any Holder that seeks any such other remedy shall be permitted to continue such action notwithstanding the existence of an Event of Default.

5. Miscellaneous Provisions.

(a) Waivers. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

(b) Further Assurances. The Holder agrees and covenants that, at any time and from time to time, the Holder will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Note and to comply with state or federal securities laws or other regulatory approvals.

(c) Transfers of Notes. This Note may be transferred only upon its surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Company’s obligation to pay such interest and principal.

(d) Market Standoff Applicable to an IPO.

(i) To the extent requested by the Company or an underwriter of securities of the Company, each Holder and any permitted transferee thereof shall not, without the prior written consent of the managing underwriters in the IPO, offer, sell, make any short sale of, grant or sell any option for the purchase of, lend, pledge, otherwise transfer or dispose of (directly or indirectly), or enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of (whether any such transaction is described above or is to be settled by delivery of Equity Securities or other securities, in cash, or otherwise), any Equity Securities or other shares of stock of the Company then owned by such Holder or any transferee thereof, or enter into an agreement to do any of the foregoing, for up to 180 days following the effective date of the registration statement for the IPO; provided that such restrictions shall be applicable to the Holder only if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than five percent (5%) of the Company’s outstanding common stock on an as-converted basis. The Company may place restrictive legends on the certificates representing the shares subject to this paragraph and may impose stop transfer instructions with respect to the Equity Securities and such other shares of stock of each Holder and any transferee thereof (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Each Holder and any transferee thereof shall enter into any agreement reasonably required by the underwriters for the IPO to implement the foregoing within any reasonable timeframe so requested. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Company stockholders that are subject to such agreements, based on the number of shares subject to such agreements. The underwriters for any IPO are intended third party beneficiaries of this paragraph and shall have the right, power and authority to enforce the provisions of this paragraph as though they were parties hereto. For purposes of this paragraph, “Company” includes any wholly owned subsidiary of the Company into which the Company merges or consolidates.

(ii) For the avoidance of doubt, (A) a Qualified Business Combination shall not be considered an IPO hereunder and (B) the Holder shall not be obligated to enter into any contractual lock-up in connection with a Qualified Business Combination.

(e) Amendment and Waiver. Any term of this Note may be amended or waived with the written consent of the Company and the Holder. In addition, any term of this Note, other than the Sacred Terms (as defined below), the amendment of which shall require the consent of every Holder affected by any such amendment, may be amended or waived with the written consent of the Company and the Majority Holders. Upon the effectuation of such waiver or amendment with the consent of the Majority Holders in conformance with this paragraph, such amendment or waiver shall be effective as to, and binding against the holders of, all of the Notes, and the Company shall promptly give written notice thereof to the Holder if the Holder has not previously consented to such amendment or waiver in writing; provided that the failure to give such notice shall not affect the validity of such amendment or waiver. Notwithstanding anything to the contrary contained herein, no amendment or waiver shall be effective against any Holder unless such amendment or waiver applies to all Holders equally and any amendment or waiver that has a disproportionate effect on a Holder shall require the consent of such Holder. For purposes of this Section 5(e), the term “Sacred Terms” means each of: the principal amount (including PIK Interest) of this Note, the interest rate under this Note, the Maturity Date of this Note, the definition of Average Trading Price, the definition of Business Combination Conversion Price, the definition of PIPE Price, and this Section 5(e).

(f) Governing Law. This Note shall be governed by and construed under the laws of the State of Delaware, as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware, without giving effect to conflicts of laws principles.

(g) Binding Agreement. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Note, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided in this Note.

(h) Counterparts; Manner of Delivery. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(i) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

(j) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications to a party shall be sent to the party’s address set forth on the signature page hereto or at such other address(es) as such party may designate by 10 days’ advance written notice to the other party hereto. A copy of any notice to the Company shall be sent to Foley & Lardner LLP, 111 Huntington Avenue, Suite 2500, Boston, MA 02199, Attn: Paul D. Broude, e-mail: pbroude@foley.com.

(k) Expenses. The Company and the Holder shall each bear its respective expenses and legal fees incurred with respect to the negotiation, execution and delivery of this Note and the transactions contemplated herein.

(l) Waiver of Conflicts. Each party to this Note acknowledges that Foley & Lardner LLP (“F&L”), outside counsel to the Company, has in the past performed and is or may now or in the future represent the Holder or the Holder’s affiliates in matters unrelated to the transactions contemplated by this Note (the “Note Financing”), including representation of the Holder or the Holder’s affiliates in matters of a similar nature to the Note Financing. The applicable rules of professional conduct require that F&L inform the parties hereunder of this representation and obtain their consent. F&L has served as outside counsel to the Company and has negotiated the terms of the Note Financing solely on behalf of the Company. The Company and the Holder hereby (i) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (ii) acknowledge that with respect to the Note Financing, F&L has represented solely the Company, and not any Holder or any stockholder, Board member or employee of the Company or director, stockholder or employee of the Holder; and (iii) gives the Holder’s informed consent to F&L’s representation of the Company in the Note Financing.

(m) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder, upon any breach or default of the Company under this Note shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Holder of any breach or default under this Note, or any waiver by the Holder of any provisions or conditions of this Note, must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Note, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative. This Note shall be void and of no force or effect in the event that the Holder fails to remit the full principal amount to the Company within five calendar days of the date of this Note.

(n) Entire Agreement. This Note constitutes the full and entire understanding and agreement between the parties hereto with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(o) Exculpation among Holders. The Holder acknowledges that the Holder is not relying on any person, firm or corporation, other than the Company and its officers and Board members, in making its investment or decision to invest in the Company.

(p) Tax Treatment. This Note is intended to and shall be treated as equity for U.S. federal, state and local income tax purposes. The Company intends to treat any stock into which this Note is convertible as common stock for U.S. federal, state and local income tax purposes.

(q) Broker’s Fees. Each party hereto represents and warrants that, no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this subsection being untrue.

[Signature pages follow]

The parties have executed this Convertible Promissory Note as of the date first noted above.

COMPANY:

Electric Last Mile, Inc.

By:
Name:	Jason Luo
Title:	President and Sole Director

E-mail:

Address:	2851 High Meadow Circle Suite 170
Auburn Hills, MI 48362

SIGNATURE PAGE TO
ELECTRIC LAST MILE, INC.
CONVERTIBLE PROMISSORY NOTE

The parties have executed this Convertible Promissory Note as of the date first noted above.

HOLDER (if an entity):

Name of Holder:

By:

Name:
Title:

E-mail:

Address:

HOLDER (if an individual):

Name of Holder:

Signature:

E-mail:

Address:

SIGNATURE PAGE TO
ELECTRIC LAST MILE, INC.
CONVERTIBLE PROMISSORY NOTE